                                                                   Exhibit 10.18


                                February 20, 2004


Sunset Financial Resources
4231 Walnut Bend, Suite 1-A
Jacksonville, Florida  32257

Ladies and Gentlemen:

Bridge Capital (USVI), LLC ("Bridge") is pleased to issue this offer to sell to Sunset Financial Resources ("Purchaser") the loans or undivided participation interests ("Loans") listed on Exhibit A attached hereto subject to the following terms and conditions:

PURCHASE PRICE:                 The purchase price for each Loan shall be equal
                                to the outstanding principal balance of the Loan on the date of closing. In the case of participation interests, the outstanding principal balance shall be pro rated in accordance with Bridge's participation interest.

RECOURSE:                       The Loans shall be conveyed to Purchaser without
                                recourse as to the future performance of any borrower.

EXCEPTIONS FROM                 Bridge shall retain all servicing rights on all
CONVEYANCE:                     Loans and all rights to receive all interest and
                                fees realized on the Loans in excess of 10% annual interest. All conveyances of participation interests shall be subject to existing third party participation agreements.

DUE DILIGENCE                   Within fifteen (15) days of the date of this
DOCUMENTATION:                  letter, Bridge shall provide to Purchaser the
                                following documents:

                                1.       Copy of original note

                                2.       Copy of all collateral documents
                                         including original mortgage or deed of
                                         trust

                                3.       Amortization table

                                4.       Copy of mortgagee's title policy

                                5.       Copy of borrower's certificate of
                                         hazard insurance

                                6.       Payment history (affidavit form)

                                7.       Copies of all underlying notes,
                                         mortgages, deeds of trust, and/or other
                                         liens, along with payoff amounts for
                                         each

                                8.       Copy of original closing statement

                                9.       Photos of real property (if any)

                                10.      Borrowing resolution

                                11.      Legal opinion

                                12.      Copy of participation agreement.

CLOSING: The Closing of the transaction contemplated herein shall occur on or before March 31, 2004.

This letter is provided solely as an expression of the good faith intent of Bridge and Purchaser to negotiate the definitive terms of the transaction contemplated herein and closing is subject to the negotiation and execution of a binding Purchase Agreement and Participation Agreements for each Loan with such terms and conditions as shall be satisfactory to Bridge and Purchaser.

                                        BRIDGE CAPITAL (USVI), LLC

                                        By:     /s/
                                           -------------------------------------
                                        Title:  COO
                                              ----------------------------------

AGREED:

SUNSET FINANCIAL RESOURCES

By:      /s/ J. Bert Watson
   ---------------------------------
Title:   President and CEO
      ------------------------------

                                   EXHIBIT "A"

            LOAN/STATE/TYPE                      AMOUNT             INTEREST                 LTV
----------------------------------------     ---------------     ---------------       ---------------
Anaheim, Disney Land, CA Hotel(1)            $    11,500,000                  10+%                  55%
Kona, III Mixed  Use Development(1)          $    15,000,000                  10+%                  55%
Right Star III Cemetery(1)                   $     6,600,000                  10+%                  65%
Pend Oreille, ID Estate & Land(2)            $     8,000,000                  10+%                  55%


Participation Interest Only(1)
Pending loan(2)